UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): March 10, 2008
SYNERGETICS USA, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51602 (Commission File Number)	20-5715943 (I.R.S. Employer Identification No.)

3845 Corporate Centre Drive O’Fallon, Missouri (Address of principal executive offices)	63368 (Zip Code)
(636) 939-5100
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry into a Material Definitive Agreement.
     On March 10, 2008, Synergetics USA, Inc. (the “Company”) and Synergetics, Inc., its wholly owned subsidiary (together with the Company, the “Borrowers”), executed a Fourth Amendment to Credit and Security Agreement (the “Fourth Amendment”) with Regions Bank, as Lender. The Fourth Amendment increased the aggregate amount available under Borrowers’ revolving credit facility from $8.5 million to $9.5 million and removed the inventory cap in the calculation of the Borrowing Base, as defined in the Fourth Amendment, through July 31, 2008. In connection with the Fourth Amendment, Borrowers executed an Amended and Restated Revolving Note from Borrowers to Regions Bank in the principal amount of $9.5 million (the “Amended Note”) on March 10, 2008. The Amended Note has a maturity date of December 1, 2008 and a variable interest rate of the prime lending rate or LIBOR, at Borrowers’ option. Both the Fourth Amendment and Amended Note are dated and effective as of January 31, 2008.
     Also on March 10, 2008, the Company and Synergetics, Inc., Synergetics Germany, GmbH and Synergetics Italia, Srl, its wholly owned subsidiaries (collectively with the Company, the “Foreign Accounts Borrowers”), executed a First Amendment to Foreign Accounts Credit and Security Agreement (the “First Amendment”) with Regions Bank, as Lender. The First Amendment decreased the amount available under Foreign Accounts Borrowers’ revolving credit facility from $2.5 million to $1.5 million. In connection with the First Amendment, Foreign Accounts Borrowers executed an Amended and Restated Foreign Accounts Revolving Note (the “Amended Foreign Accounts Note”) on March 10, 2008. The Amended Foreign Accounts Note has a maturity date of June 4, 2008 and a variable interest rate of the prime lending rate. Both the First Amendment and Amended Foreign Accounts Note are dated and effective as of January 31, 2008.
     The Fourth Amendment, Amended Note, First Amendment and Amended Foreign Accounts Note are filed as Exhibits 10.1, 10.2. 10.3 and 10.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. The summary of these agreements contained herein is qualified in its entirety by reference to such exhibits.
Item 2.02.     Results of Operations and Financial Condition.
     On March 11, 2008, the Company issued a press release announcing its financial results for the quarter ended January 31, 2008. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information contained in the website is not part of this Current Report on Form 8-K.
     The information under this Item 2.02., including Exhibit 99.1, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
     On March 10, 2008, the Borrowers executed the Fourth Amendment and Amended Note, and the Foreign Accounts Borrowers executed the First Amendment and Amended Foreign Accounts Note. The terms of the Fourth Amendment, Amended Note, First Amendment and Amended Foreign Accounts Note are described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated herein by reference.

Item 9.01.     Financial Statements and Exhibits.
     (d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Fourth Amendment to Credit and Security Agreement by and among Synergetics Inc. and Synergetics USA, Inc. as Borrowers and Regions Bank as Lender, dated as of January 31, 2008.

10.2	Amended and Restated Revolving Note from Synergetics USA, Inc. and Synergetics, Inc. in favor of Regions Bank, dated as of January 31, 2008.

10.3	First Amendment to Foreign Accounts Credit Agreement by and among Synergetics, Inc., Synergetics USA, Inc., Synergetics Germany, GmbH and Synergetics Italia, Srl as Borrowers and Regions Bank as Lender, dated as of January 31, 2008.

10.4	Amended and Restated Foreign Accounts Revolving Note from Synergetics, Inc., Synergetics USA, Inc., Synergetics Germany, GmbH and Synergetics Italia, Srl in favor of Regions Bank, dated as of January 31, 2008.

99.1	Press Release of Synergetics USA, Inc., dated March 11, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: March 11, 2008

SYNERGETICS USA, INC. (Registrant)
By:	/s/ Pamela G. Boone
	Name:	Pamela G. Boone
	Title:	EVP and Chief Financial Officer